SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT


              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


               Date of Report:  February 24, 1995


                  READING & BATES CORPORATION
    (Exact name of registrant as specified in its charter)


     Delaware               1-5587            73-0642271
 ---------------          ------------      ----------------
 (State or other          (Commission       (I.R.S. Employer
 jurisdiction of          File Number)     Identification No.)
 incorporation)

       901 Threadneedle, Suite 200, Houston, TX   77079
     (Address of principal executive offices)   (Zip Code)


Registrant's telephone number,including area code (713)496-5000



Item 7. Financial Statements and Exhibits

       (c)  Exhibits

            Exhibit 99  -   Press Release  dated February 23, 1995
                            - Termination of Letter of Intent with
                            DeepTech International Inc.


                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                              READING & BATES CORPORATION


                              By  /s/T. W. Nagle
                                  ----------------------
                                  T. W. Nagle
                                  Vice President & Chief
                                  Financial Officer

Dated:  February 24, 1995